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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                July 16, 2002
               Date of Report (Date of earliest event reported)




                            U.S. Technologies Inc.
              (Exact name of Registrant as Specified in Charter)

         Delaware                    0-15960                  73-1284747
      (State or Other              (Commission               (IRS Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)


          1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                (202) 466-3100
             (Registrant's telephone number, including area code)


                                Not applicable
            (Former name or address, if changed since last report)



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                   Information to be included in the report


ITEM 6. Resignations of Registrant's Directors

      On July 16, 2002, Mr. James Warren resigned as director of the Company. There was no disagreement with the Company on any matter relating to the Company's operations or policies and practices.

      On July 19, 2002, Mr. Arthur Maxwell resigned as director of the Company. There was no disagreement with the Company on any matter relating to the Company's operations or policies and practices.

      On July 19, 2002, Mr. William Webster resigned as director of the Company. There was no disagreement with the Company on any matter relating to the Company's operations or policies and practices.

      After the resignations of the directors noted above, the only remaining director of the Company is Gregory Earls, the Chief Executive Officer.



ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         None.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. TECHNOLOGIES INC.



                                    By:
                                       --------------------------------------
                                       Gregory Earls
                                       Chief Executive Officer


Dated:   July 23, 2002
       Washington, DC